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                                                                   EXHIBIT 99.4
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         DOCUMENT:      TRUST DEED
         GRANTOR:       MORROW SNOWBOARDS, INC., an Oregon corporation
         BENEFICIARY:   DENNIS R. PEKKOLA and CAROL L. PEKKOLA, husband and wife
                        1001 SW Disk Drive, Suite 103B, Bend, OR 97702
         TRUSTEE:       ROBERT A. SMEJKAL, Attorney At Law

                       AFTER RECORDING, PLEASE RETURN TO:
                                ROBERT A. SMEJKAL
                                   PO Box 654
                                Eugene, OR 97440


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                                   TRUST DEED

         This Trust Deed is made on AUGUST 25, 1999, between MORROW SNOWBOARDS, INC., an Oregon corporation, as Grantor, ROBERT A. SMEJKAL, Attorney at Law, as TRUSTEE, and DENNIS R. PEKKOLA and CAROL L. PEKKOLA, husband and wife, as Beneficiary.

                                   WITNESSETH:

         Grantor irrevocably grants, bargains, sells and conveys to Trustee in trust, with power of sale, the property in MARION County, Oregon, described as shown in Exhibit "A," attached hereto and by this reference made a part hereof, together with all and singular the tenements, hereditaments and appurtenances and all other rights thereunto belonging or in anywise now or hereafter appertaining and the rents, issues and profits thereof and all fixtures now or hereafter attached to or used in connection with said real estate.

         This Trust Deed is given as security for the following: (a) the payment of the Grantor's Promissory Note dated August 25, 1999 ("Promissory Note") in the principal amount of Six Hundred Seventy Five Thousand and 00/100ths Dollars ($675,000.00) with interest thereon, the balance of which, if not sooner paid, is due and payable on June 28, 2000; (b) all amendments, renewals, extensions, and modifications of the Promissory Note; (c) performance of Grantor's obligations under the Promissory Note and this Trust Deed; and (d) any amounts expended or advanced by Beneficiary to discharge obligations of Grantor or expenses incurred by Beneficiary or Trustee to enforce the obligations of Grantor, as permitted under this Trust Deed, with interest thereon.

         In the event the within-described property, or any part thereof, or any interest therein is sold, agreed to be sold, conveyed, assigned or alienated by the Grantor without first having obtained the written consent or approval of the Beneficiary, which consent or approval should not be unreasonably withheld, then, at the Beneficiary's option, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, or herein, shall become immediately due and payable.


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          TO PROTECT THE SECURITY OF THIS TRUST DEED, GRANTOR AGREES:

         (1) To protect, preserve and maintain said property in good condition and repair; not to remove or demolish any building or improvement thereon; not to commit or permit any waste of said property;

         (2) To complete or restore promptly and in good and workmanlike manner any building or improvement which may be constructed, damaged or destroyed thereon, and pay when due all costs incurred therefor;

         (3) To comply with all laws, ordinances, regulations, covenants, conditions and restrictions affecting said property; if the Beneficiary so requests, to join in executing such financing statements pursuant to the Uniform Commercial Code as the Beneficiary may require and to pay for filing same in the proper public office or offices, as well as the cost of all lien searches made by filing officers or searching agencies as may be deemed desirable by the Beneficiary;

         (4) To provide and continuously maintain insurance on the buildings now or hereafter erected on the said premises against loss or damage by fire and such other hazards as the Beneficiary may from time to time require, in an amount no less than the full insurable replacement value of said improvements written in companies acceptable to the Beneficiary, with loss payable to the latter; all policies of insurance shall be delivered to the Beneficiary as soon as insured; if the Grantor shall fail for any reason to procure any such insurance and to deliver said policies to the Beneficiary at least fifteen days prior to expiration of any policy of insurance now or hereafter placed on said improvements, the Beneficiary may procure the same at Grantor's expense. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at the option of the Beneficiary, the entire amount so collected, or any part thereof, may be released to Grantor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice;

         (5) To keep said premises free from construction liens and to pay all taxes, except for 1998-1999 taxes, assessments and other charges that may be levied or assessed upon or against said property before any part of such taxes, assessments and other charges becomes past due or delinquent or in any manner cause interest or penalties to be charged thereon and promptly deliver receipts therefor to Beneficiary; failure in performance of the foregoing shall constitute a default hereunder and under the promissory note secured hereby; should the Grantor fail to make payment of any taxes, except for 1998-1999 taxes, assessments, insurance premiums, liens or other charges payable by Grantor, either by direct payment or by providing Beneficiary with funds with which to make such payment, Beneficiary may, at its option, make payment thereof, and the amount so paid, with interest at the rate set forth in the note secured hereby, together with the obligations described in paragraphs six and seven of this Trust Deed, without waiver or any rights arising from breach of any of the covenants hereof and for such payments, with interest as aforesaid, the property hereinbefore described, as well as the Grantor, shall be bound to the same extent that they are bound for the payment of the obligation herein described, and all such payments shall be immediately due and payable without notice, and the nonpayment thereof shall, at the option of the Beneficiary, render all sums secured by this Trust Deed immediately due and payable and constitute a breach of this Trust Deed;

         (6) To pay and perform any encumbrance superior in priority to this Trust Deed according to the terms of said superior encumbrance. The Beneficiary hereunder shall have the right at its option to advance funds to perform any act necessary to remedy any default with respect to a superior encumbrance, adding any funds so advanced, together with reasonable costs incurred as a result of any such default, to the balance due Beneficiary under the Promissory Note and Trust Deed secured thereby.

         (7) To pay all costs, fees and expenses of this trust including the cost of title search as well as the other costs and expenses of the Trustee incurred in connection with or in enforcing this obligation and the Trustee's and attorney's fees actually incurred;

         (8) To appear in and defend any action or proceeding purporting to affect the security rights or powers of Beneficiary or Trustee; and in any suit, action or proceeding in which the Beneficiary or Trustee may appear, including any suit for the foreclosure of this Trust Deed, to pay all costs and expenses, including evidence of title and the Beneficiary's or Trustee's attorney's fees; the amount of attorney's fees mentioned in this paragraph seven in all cases shall be fixed by the trial court and in the event of an appeal from any judgment or decree of the trial court, Grantor further agrees to pay such sum as the appellate court shall adjudge reasonable as the Beneficiary's or Trustee's attorney's fees on such appeal.


                           IT IS MUTUALLY AGREED THAT:

         (9) In the event that any portion or all of said property shall be taken under the right of eminent domain or condemnation, Beneficiary shall have the right, if it so elects, to require that all or any portion of the monies payable as compensation for such taking, which are in excess of the amount required to pay all reasonable costs, expenses and attorney's fees necessarily paid or incurred by Grantor in such proceedings, shall be paid to Beneficiary and applied first upon any reasonable costs and expenses and attorneys fees, both in the trial and appellate courts, necessarily paid or incurred by Beneficiary in such proceedings, and the balance applied upon the indebtedness secured hereby; and Grantor agrees, at his own expense, to take such actions and execute such instruments as shall be necessary in obtaining such compensation, promptly upon Beneficiary's request;


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         (10)     At any time and from time to time upon written request of
Beneficiary, payment of its fees and presentation of this deed and the note for endorsement (in the case of reconveyances, for cancellation), without affecting the liability of any person for the payment of the indebtedness, Trustee may (a) consent to the making of any map or plat of said property; (b) join in granting any easement or creating any restriction thereon; (c) join in any subordination or other agreement affecting this deed or the lien or charge thereof; (d) reconvey, without warranty, all or any part of the property. The grantee in any reconveyance may be described as the "person or persons legally entitled thereto," and the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof. Trustee's fees for any of the services mentioned in this paragraph shall be not less than five dollars;

         (11) Upon any default by Grantor hereunder, Beneficiary may at any time without notice, either in person, by agent or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in its own name sue or otherwise collect the rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees upon any indebtedness secured hereby, and in such order as Beneficiary may determine;

         (12) The entering upon and taking possession of said property, the collection of such rents, issues and profits, or the proceeds of fire and other insurance policies or compensation or awards for any taking or damage of the property, and the application or release thereof as aforesaid, shall not cure or waive any default or notice of default thereunder or invalidate any act done pursuant to such notice;

         (13) Upon default by Grantor in payment of any indebtedness secured hereby or in his performance of any agreement hereunder, time being of the essence with respect to such payment and/or performance, the Beneficiary may declare all sums secured hereby immediately due and payable. In such an event the Beneficiary at his election may proceed to foreclose this Trust Deed in equity as a mortgage or direct the Trustee to foreclose this Trust Deed by advertisement and sale, or may direct the Trustee to pursue any other right or remedy, either at law or in equity, which the Beneficiary may have. In the event the Beneficiary elects to foreclose by advertisement and sale, the Beneficiary or the Trustee shall execute and cause to be recorded his written notice of default and his election to sell the said described real property to satisfy the obligation secured hereby whereupon the Trustee shall fix the time and place of sale, give notice thereof as then required by law and proceed to foreclose this Trust Deed in the manner provided in ORS 86.735 to 86.795;

         (14) After the Trustee has commenced foreclosure by advertisement and sale, and at any time prior to five days before the date the Trustee conducts the sale, the Grantor or any other person so privileged by ORS 86.753, may cure the default or defaults. If the default consists of a failure to pay, when due, sums secured by the Trust Deed, the default may be cured by paying the entire amount due at the time of the cure other than such portion as would not then be due had the default not occurred. Any other default that is capable of being cured may be cured by tendering the performance required under the obligation or Trust Deed. In any case, in addition to curing the default or defaults, the person effecting the cure shall pay to the Beneficiary all costs and expenses actually incurred in enforcing the obligation of the Trust Deed together with Trustee's and attorney's fees not exceeding the amounts provided by law;

         (15) Otherwise, the sale shall be held on the date and at the time and place designated in the notice of sale or the time to which said sale may be postponed as provided by law. The Trustee may sell said property either in one parcel or in separate parcels and shall sell the parcel or parcels at auction to the highest bidder for cash, payable at the time of sale. Trustee shall deliver to the purchaser its deed in the form as required by law conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters of fact shall be conclusive proof of the truthfulness thereof. Any person, excluding the Trustee, but including the Grantor and Beneficiary, may purchase at the sale;

         (16) When Trustee sells pursuant to the powers provided herein, Trustee shall apply the proceeds of sale to payment of (1) the expenses of sale, including the compensation of the Trustee and a reasonable charge by Trustee's attorney, (2) to the obligation secured by the Trust Deed, (3) to all persons having recorded liens subsequent to the interest of the Trustee in the Trust Deed as their interest may appear in the order of their priority and (4) the surplus, if any, to the Grantor or to his successor in interest entitled to such surplus;

         (17) Beneficiary may from time to time appoint a successor or successors to any Trustee name herein or to any successor Trustee appointed hereunder. Upon such appointment, and without conveyance to the successor Trustee, the latter shall be vested with all title, powers and duties conferred upon any trustee herein named or appointed hereunder. Each such appointment and substitution shall be made by written instrument executed by Beneficiary, which, when recorded in the mortgage records of the county or counties in which the property is situated, shall be conclusive proof of proper appointment of the successor Trustee;

         (18) Trustee accepts this Trust Deed when this deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Grantor, Beneficiary or Trustee shall be a party unless such action or proceeding is brought by Trustee;

         The Grantor warrants that the proceeds of the loan represented by the above described Promissory Note and this Trust Deed are intended for business or commercial purposes.


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         This deed applies to, inures to the benefit of and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, personal representatives, successors and assigns. The term Beneficiary shall mean the holder and owner, including pledgee, of the contract secured hereby, whether or not named as a Beneficiary herein. In construing this deed and whenever the context so requires, the masculine gender includes the feminine and the neuter, and the singular number includes the plural.

         IN WITNESS WHEREOF, said Grantor has hereunto set its hand the day and year first hereinabove written.

                                            MORROW SNOWBOARDS, INC.



                                            BY:    /s/ BLAIR MULLIN
                                                ------------------------------
                                                BLAIR MULLIN, PRESIDENT

STATE OF OREGON            )
                           ) ss.
County of Marion           )

         This instrument was acknowledged before me on August 25, 1999, by BLAIR MULLIN as President of MORROW SNOWBOARDS, INC., an Oregon corporation.


                                        /s/ DEBRA SUE SMITH
                                      ----------------------------------------
                                      Notary Public for Oregon
                                      My Commission Expires:  JULY 10, 2002
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                          REQUEST FOR FULL RECONVEYANCE

To Robert A. Smejkal, Trustee:

         The undersigned is the legal owner and holder of all indebtedness secured by the foregoing Trust Deed. All sums secured by said Trust Deed have been fully paid and satisfied. You are hereby directed, on payment to you of any sums owing to you under the terms of said Trust Deed pursuant to statute, to cancel all evidences of indebtedness secured by said Trust Deed, which are delivered to you herewith together with said Trust Deed, and to reconvey, without warranty, to the parties designated by the terms of said Trust Deed the estate now held by you under the same. Mail reconveyance documents to Grantor __________ at __________________________________ DATED:________________________.



-------------------------------                 -------------------------------
Beneficiary                                     Beneficiary


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                                   EXHIBIT "A"

See Exhibit "A" attached hereto and by this reference incorporated herein.


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                                   EXHIBIT "A"


Lot 11, GARDEN HOME TRACTS, Marion County, Oregon.

ALSO: Beginning at a point on the West line of the right of way of the Southern Pacific Co. at a point which is 309 feet South and South 89E 23' East 297.5 feet from the Northwest corner of Lot 9 of the original plat of GARDEN HOME TRACT, Marion County, Oregon; and running thence North 89E 23' West 297.5 feet to the West line of said Lot 9 and the center of Pringle Road; thence Southerly along the West line of said Lot 9 a distance of 227.58 feet, more or less, to the Southwest corner of said Lot 9; thence South 89E 30' East along the Southerly boundary of said Lot 9, a distance of 375 feet, more or less, to the Westerly boundary of said railroad right of way; thence Northwesterly along the Westerly boundary of said right of way to the place of beginning.

SAVE AND EXCEPT that part of Lot 11 lying within the right of way of the Southern Pacific Co.


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